Note 29 - Acquisition Of Woodstock Hills Wind Farm	12 Months Ended
Dec. 31, 2011
Business Acquisition [Text Block]
29.      ACQUISITION OF WOODSTOCK HILLS WIND FARM

On April 28, 2011, the Company paid $400,000 to acquire a 99.9% ownership interest in a 10.2 megawatt wind farm, Woodstock Hills, located near the Company's headquarters in Woodstock, Minnesota. The Woodstock Hills wind farm has been operating as a wind energy generation facility since 1999 and had been originally developed by the Company’s CEO, who remains the .1% minority interest member. The .1% minority interest is considered immaterial for purposes of accounting for this noncontrolling interest in our financial statements.

The acquisition is being accounted for under the acquisition method and, accordingly, the operating results for Woodstock Hills have been included in the consolidated statements of earnings from the date of acquisition. The assets and liabilities of Woodstock were recorded at their respective estimated fair values as of the date of the acquisition using generally accepted accounting principles for business combinations. The fair value of the total consideration paid at the acquisition date was $400,000.  The Company used a combination of the market and cost approaches to estimate the fair values of the Woodstock Hills assets acquired and liabilities assumed.

The following table summarizes the estimated fair values of Woodstock Hills’s assets acquired and liabilities assumed, effective April 28, 2011, the date the Company obtained control of Woodstock Hills.

Cash	$184,078
Accounts receivable, net	107,484
Other current assets	77,350
Property and equipment	4,788,683
Loan financing costs	15,895
Reserves for loan and contractual commitments	94,049
Total identifiable assets acquired	5,267,539
Accounts payable and other liabilities	(79,480)
Accrued expenses	(8,316)
Power prchase contract liability	(3,418,996)
Long-term debt	(1,360,747)
Total liabilities assumed	(4,867,539)
Net assets acquired	$400,000